UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 2, 2006
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                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       000-28217                                         59-3218138
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(Commission file number)                    (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events

On October 2, 2006, an order was entered in the United States Bankruptcy Court for the Middle District of Florida (the "Court"), Orlando Division in Case No. 6-06-bk-01171 confirming the amended plan of reorganization, as modified (the "Order") submitted by AirNet Communications Corporation (the "Company"). The effective date of the plan of reorganization shall occur ten (10) days after the Court has entered the Order provided that no appeal of the Order is pending.
Section 7a of the Order states: "All shares of capital stock of AirNet Communications Corporation issued and outstanding, together with any and all options, warrants, and/or other rights to acquire any such shares of capital stock are hereby cancelled. Any transfer agent of the Debtor is directed to cancel all currently outstanding shares of the Debtor."

Accordingly, the Company has directed its transfer agent to cancel all issued and outstanding shares of capital stock together with any and all options, warrants and other rights to acquire such capital stock effective as of 4:00 PM ET on October 11, 2006. The Company will also file a Form 15 with the Securities Exchange Commission after 4:00 PM ET on October 11 2006 terminating registration under Section 12(g) of the Securities Exchange Act of 1934.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRNET COMMUNICATIONS CORPORATION



                                        By: /s/ Stuart P. Dawley
                                            ------------------------------------
                                            Stuart P. Dawley, Esq.
                                            Vice President, General Counsel and
                                            Secretary

Dated: October 3, 2006





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